Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2002

Dear Shareholder:

The 12 months ended September 30, 2002 began with the economy struggling from the aftershocks of the September 11, 2001, terrorist attacks and finished with the economy, and the markets, buffeted by corporate disclosures of accounting fraud, corporate-governance issues and disappointing financial results. The September attacks came at a time when the economy had already been weakening for some months. The attacks caused a seizure in activity and a sharp drop in confidence. The country rallied, with the Federal Reserve providing additional monetary stimulus and the President and Congress authorizing additional funds for defense. The monetary stimulus was in addition to an already accommodative monetary stance. The spending was in addition to previously enacted tax rebates and tax reductions. By the end of December, data appeared to suggest that a recovery was in progress, and by the end of the first quarter of 2002 progress seemed evident. However, corporate disclosures, starting with Global Crossing and Enron in late 2001, seized the economic headlines and eventually overwhelmed what might otherwise have been a solid economic recovery.

For investors in the government securities markets, falling interest rates provided opportunities to participate in a declining-yield environment. U.S. government security yields fell as the economy softened following the September attacks and continued falling through early November as concerns about the economy mounted. During this period, the portfolio management team's analysis suggested that market participants had become overly pessimistic. Consequently, the portfolio management team reduced the interest-rate sensitivity of the Morgan Stanley Government Income Trust to limit the potential effect of any subsequent rise in interest rates. This strategy was favorable for performance in the first half of the review period as interest rates rose by 100 basis points for the benchmark five-year Treasury note. The Trust's mortgage security selections underperformed during this period, resulting in the Trust's performance lagging that of its peer group.

By the end of March 2002, accounting irregularities and corporate-governance scandals overtook the economic recovery. Data became more mixed, and interest rates again fell as market participants sensed that the economy's recovery was being undermined. With portfolio management team having brought the Trust's interest-rate sensitivity in line with its benchmark, the Trust paced the market's gains as rates fell and also benefited from the income and relative performance provided by government agency and mortgage-backed security investments. By the end of the 12-month period, general interest rate levels again reflected an overly pessimistic view

Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2002 continued

of the economic outlook, and the portfolio management team reduced interest-rate sensitivity to afford investors some protection if rates were to rise as expected.

Performance and Portfolio Strategy

For the 12-month period ended September 30, 2002, the Trust produced a total return of 9.49 percent based on a change in net asset value and reinvestment of distributions. Based on the change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust's total return for the period was 7.67 percent.

As of September 30, 2002, the Trust had net assets of $372.8 million. Approximately 38 percent was invested in mortgage-backed securities issued by U.S. Government agencies, 6 percent in direct obligations of U.S. agencies and 56 percent in U.S. Treasury securities and cash equivalents. On September 30, 2002, the Trust's effective duration, a measure of its interest-rate sensitivity, was 3.61 years.

Looking Ahead

We believe that the economy will benefit from fiscal stimuli, low interest rates and increased capital spending. Due in large measure to the effects of September 11, 2001, and of corporate disclosures, the recovery has been more uneven than might have been expected. There is, however, no reason to doubt the fundamental soundness of the economy and an eventual recovery. We do note, however, that important consumer sectors, such as housing and automobiles, have remained firm and therefore are not likely to post significant gains. Consequently, the overall recovery may be modest. Such an outlook would tend to be relatively advantageous for government agency investments and mortgage-backed securities, which constitute a significant portion of the Trust's portfolio. With respect to interest rates, the Trust is in a relatively defensive position, which we believe should tend to limit any adverse effect from rising interest rates.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,737,900 shares of the Trust were purchased on the NYSE during the year ended September 30, 2002.

Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2002 continued

We appreciate your ongoing support of Morgan Stanley Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2002

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE        VALUE
------------------------------------------------------------------------------------------------
            Mortgage-Backed Securities (41.0%)
            Federal Home Loan Mortgage Corp. (2.8%)
 $ 2,841    07/01/25 - 02/01/31.........................................   8.00%   $  3,032,340
   1,686    12/01/18 - 02/01/19.........................................   9.50       1,871,991
   2,956    08/01/09 - 08/01/20.........................................  10.00       3,386,239
   1,817    08/01/14 - 05/01/19.........................................  10.50       2,104,710
                                                                                   ------------
                                                                                     10,395,280
                                                                                   ------------
            Federal National Mortgage Assoc. (25.1%)
  23,000    *...........................................................   6.00      23,574,687
  14,453    05/01/31 - 09/01/31.........................................   6.50      14,988,848
     200    *...........................................................   7.00         211,375
      13    10/01/13....................................................   7.00          14,013
  30,047    01/01/22 - 05/01/32.........................................   7.50      31,718,740
  19,094    12/01/21 - 02/01/32.........................................   8.00      20,412,716
   1,711    08/01/17 - 05/01/25.........................................   8.50       1,832,231
     272    09/01/13 - 07/01/23.........................................   9.00         299,215
     456    06/01/18 - 01/01/21.........................................   9.50         504,949
                                                                                   ------------
                                                                                     93,556,774
                                                                                   ------------
            Government National Mortgage Assoc. (13.1%)
   6,375    03/15/26 - 03/15/29.........................................   6.00       6,614,446
  11,141    03/20/26 - 05/20/29.........................................   6.50      11,604,008
  12,500    *...........................................................   7.00      13,117,187
   5,067    12/15/22 - 11/20/29.........................................   7.50       5,377,157
   3,624    06/15/16 - 03/15/30.........................................   8.00       3,888,855
   5,646    04/15/21 - 11/15/24.........................................   8.50       6,103,535
   1,759    04/15/17 - 02/15/25.........................................   9.00       1,954,847
     145    12/15/19 - 08/15/20.........................................   9.50         162,994
                                                                                   ------------
                                                                                     48,823,029
                                                                                   ------------
            Total Mortgage-Backed Securities (Cost $147,082,779)................    152,775,083
                                                                                   ------------
            U.S. Government & Agency Obligations (42.2%)
   4,200    Federal National Mortgage Assoc. 11/15/30...................   6.625      4,932,694
  14,900    Federal National Mortgage Assoc. 05/15/30...................   7.25      18,755,792
  12,300    U.S. Treasury Bond 02/15/25**...............................   7.625     17,079,226
  28,200    U.S. Treasury Bond 08/15/19 - 08/15/21......................   8.125     40,242,186
   8,600    U.S. Treasury Bond 02/15/20**...............................   8.50      12,575,488
   7,240    U.S. Treasury Bond 08/15/20.................................   8.75      10,843,312
   2,000    U.S. Treasury Note 02/15/10.................................   6.50       2,413,594
  30,560    U.S. Treasury Note 05/15/05**...............................   6.75      34,309,559
  14,350    U.S. Treasury Note 02/15/05.................................   7.50      16,234,557
                                                                                   ------------
            Total U.S. Government & Agency Obligations (Cost $146,017,826)......    157,386,408
                                                                                   ------------

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2002 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE        VALUE
------------------------------------------------------------------------------------------------
            Short-Term Investments (26.0%)
            Repurchase Agreements (21.8%)
 $75,000    Joint repurchase agreement account due 10/01/02 (dated
              09/30/02; proceeds $75,003,990) (a) (Cost $75,000,000)....   1.915%  $ 75,000,000

   6,395    The Bank of New York due 10/01/02 (dated 09/30/02; proceeds
              $6,395,062) (b) (Cost $6,394,773).........................   1.625      6,394,773
                                                                                   ------------
            Total Repurchase Agreements (Cost $81,394,773)......................     81,394,773
                                                                                   ------------
            U.S. Government & Agency Obligations (c) (4.2%)
  15,000    Federal National Mortgage Assoc. 10/16/02...................   1.68      14,989,500
     500    U.S. Treasury Bill 10/17/02**...............................   1.88         499,582
                                                                                   ------------
            Total U.S. Government & Agency Obligations (Cost $15,489,082).......     15,489,082
                                                                                   ------------
            Total Short-Term Investments (Cost $96,883,855).....................     96,883,855
                                                                                   ------------
            Total Investments (Cost $389,984,460) (d)...................  109.2%   $407,045,346
            Liabilities in Excess of Other Assets.......................   (9.2)    (34,205,841)
                                                                          -----    ------------
            Net Assets..................................................  100.0%   $372,839,505
                                                                          =====    ============

---------------------

    * Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date;
         the actual principal amount and maturity date will be determined upon settlement.
    ** A portion of these securities are segregated in connection with securities purchased on a forward commitment basis and/or open futures contracts.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b)  Collateralized by Federal Home Loan Banks 5.625% due
         11/15/11 valued at $6,522,935.
    (c) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
    (d) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $17,060,886.

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2002 continued

Futures Contracts Open at September 30, 2002:

                            DESCRIPTION,        UNDERLYING     UNREALIZED
NUMBER OF                  DELIVERY MONTH,     FACE AMOUNT    APPRECIATION/
CONTRACTS   LONG/SHORT        AND YEAR           AT VALUE     DEPRECIATION
---------   ----------   -------------------   ------------   -------------
   265         Short     U.S. Treasury Notes
                            December/2002      $(30,284,531)   $  (993,708)
   172         Short     U.S. Treasury Bonds
                            December/2002      (19,651,000)       (778,706)
   105         Long      U.S. Treasury Notes
                            December/2002       22,565,157         275,018
    12         Short     U.S. Treasury Notes
                            December/2002       (1,390,875)          1,348
                                                               -----------
            Net unrealized depreciation....................    $(1,496,048)
                                                               ===========

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2002

Assets:
Investments in securities, at value
  (cost $389,984,460).......................................  $407,045,346
Receivable for:
    Investments sold........................................       135,000
    Interest................................................     2,851,179
    Principal paydowns......................................       331,435
Prepaid expenses and other assets...........................        14,853
                                                              ------------
    Total Assets............................................   410,377,813
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    36,836,342
    Shares of beneficial interest redeemed..................       226,949
    Investment management fee...............................       189,469
    Variation margin........................................       118,249
Accrued expenses and other payables.........................       167,299
                                                              ------------
    Total Liabilities.......................................    37,538,308
                                                              ------------
    Net Assets..............................................  $372,839,505
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $361,173,846
Net unrealized appreciation.................................    15,564,838
Dividend in excess of net investment income.................       (60,589)
Accumulated net realized loss...............................    (3,838,590)
                                                              ------------
    Net Assets..............................................  $372,839,505
                                                              ============
Net Asset Value Per Share,
  36,957,349 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................        $10.09
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2002

Net Investment Income:

Interest Income.............................................  $12,472,604
                                                              -----------
Expenses
Investment management fee...................................    2,201,219
Transfer agent fees and expenses............................      156,814
Custodian fees..............................................       53,753
Professional fees...........................................       51,267
Shareholder reports and notices.............................       30,571
Registration fees...........................................       21,906
Trustees' fees and expenses.................................       19,871
Other.......................................................        5,463
                                                              -----------
    Total Expenses..........................................    2,540,864
                                                              -----------
    Net Investment Income...................................    9,931,740
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
    Investments.............................................   16,135,223
    Futures contracts.......................................      613,951
                                                              -----------
    Net Realized Gain.......................................   16,749,174
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
    Investments.............................................    5,051,069
    Futures contracts.......................................   (1,496,048)
                                                              -----------
    Net Appreciation........................................    3,555,021
                                                              -----------
    Net Gain................................................   20,304,195
                                                              -----------
Net Increase................................................  $30,235,935
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                                                              ------------------   ------------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................     $  9,931,740         $ 21,478,180
Net realized gain...........................................       16,749,174            6,938,659
Net change in unrealized appreciation/depreciation..........        3,555,021           13,929,620
                                                                 ------------         ------------
    Net Increase............................................       30,235,935           42,346,459

Dividends to shareholders from net investment income........      (18,549,155)         (21,309,955)
Decrease from transactions in shares of beneficial
  interest..................................................      (15,554,832)         (11,111,538)
                                                                 ------------         ------------

    Net Increase (Decrease).................................       (3,868,052)           9,924,966
Net Assets:
Beginning of period.........................................      376,707,557          366,782,591
                                                                 ------------         ------------
End of Period
(Including dividends in excess of net investment income of
$60,589 and accumulated undistributed net investment income
of $1,286,929, respectively)................................     $372,839,505         $376,707,557
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2002

1. Organization and Accounting Policies

Morgan Stanley Government Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Government Income Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (4) futures are valued at the latest price published by the commodities exchange on which they trade; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2002 continued

determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Trust as unrealized gains or losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2002 continued

extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 aggregated $414,468,587 and $468,004,126, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $14,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,856. At September 30, 2002, the Trust had an accrued pension liability of $57,971 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2000.................................  39,961,099   $399,611    $387,440,605
Treasury shares purchased and retired (weighted average
  discount 7.418%)*.........................................  (1,265,850)   (12,659)    (11,098,879)
                                                              ----------   --------    ------------
Balance, September 30, 2001.................................  38,695,249    386,952     376,341,726
Treasury shares purchased and retired (weighted average
  discount 7.51%)*..........................................  (1,737,900)   (17,379)    (15,537,453)
                                                              ----------   --------    ------------
Balance, September 30, 2002.................................  36,957,349   $369,573    $360,804,273
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2002 continued

5. Dividends

On September 26, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE                DATE
---------  -----------------  ------------------
 $0.0425     October 4, 2002    October 18, 2002
 $0.0425    November 8, 2002   November 22, 2002
 $0.0425    December 6, 2002   December 20, 2002

6. Federal Income Tax Status

During the year ended September 30, 2002, the Trust utilized approximately $8,012,000 of its net capital loss carryover. At September 30, 2002, the Trust had a net capital loss carryover of approximately $5,335,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

            AMOUNTS IN THOUSANDS
--------------------------------------------
        2003             2004    2006   2008
---------------------   ------   ----   ----
       $3,273           $2,020    $5    $37
       ======           ======    ==    ===

As of September 30, 2002, the Trust had temporary book/tax differences primarily attributable to mark-to-market of open futures contracts and book amortization of premiums on debt securities and permanent book/tax differences attributable to reclassification of net losses on paydowns and tax adjustments on debt securities sold by the Trust. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $7,240,756.

7. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate risk, the Trust may purchase and sell interest rate futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 2002, the Trust had open futures contracts.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2002 continued

8. Change in Accounting Policy

Effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $29,141 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as of September 30, 2001.

The effect of this change for the year ended September 30, 2002 was to decrease net investment income by $8,324,625; increase unrealized appreciation by $1,776,455; and increase net realized gains by $6,548,170. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Government Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED SEPTEMBER 30
                                                             ---------------------------------------------------------
                                                               2002        2001        2000        1999        1998
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period.......................    $ 9.74       $9.18       $9.13       $9.72       $9.32
                                                               ------       -----       -----       -----       -----
Income (loss) from investment operations:
    Net investment income*.................................      0.26(1)     0.54        0.54        0.56        0.59
    Net realized and unrealized gain (loss)................      0.55(1)     0.54        0.01       (0.62)       0.37
                                                               ------       -----       -----       -----       -----
Total income (loss) from investment operations.............      0.81        1.08        0.55       (0.06)       0.96
                                                               ------       -----       -----       -----       -----
Less dividends from net investment income..................     (0.49)      (0.54)      (0.54)      (0.56)      (0.60)
                                                               ------       -----       -----       -----       -----
Anti-dilutive effect of acquiring treasury shares*.........      0.03        0.02        0.04        0.03        0.04
                                                               ------       -----       -----       -----       -----
Net asset value, end of period.............................    $10.09       $9.74       $9.18       $9.13       $9.72
                                                               ======       =====       =====       =====       =====
Market value, end of period................................    $ 9.29       $9.11       $8.25       $8.25       $9.00
                                                               ======       =====       =====       =====       =====
Total Return+..............................................      7.67%      17.44%       6.80%      (2.24)%     14.26%
Ratios to Average Net Assets:
Expenses...................................................      0.69%       0.71%       0.70%       0.71%       0.70%
Net investment income......................................      2.71%(1)    5.75%       6.21%       5.98%       6.27%
Supplemental Data:
Net assets, end of period, in thousands....................  $372,840    $376,708    $366,783    $380,877    $423,030
Portfolio turnover rate....................................       122%        105%          7%         19%         16%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1) Effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income and increase net realized and unrealized gain by $0.22; and decrease the ratio of net investment income to average net assets by 2.28%. The Financial
         Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of

Morgan Stanley Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Government Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Government Income Trust including the portfolio of investments, as of September 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Government Income Trust as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 11, 2002


                      2002 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Trust's ordinary income dividends paid during the fiscal year ended September 30, 2002, 51.21% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY

On December 18, 2001, the shareholders of the Trust approved an amendment to the investment restrictions of the Trust to permit the Trust to invest in financial futures contracts and options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected. Although most futures contracts call for retail delivery or acceptance of securities, the contracts are usually closed out before settlement date without the making or taking of delivery. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Trust's portfolio securities. Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Trust would lose money on the sale and the loss may be offset by an increase in the value of the underlying securities.

Morgan Stanley Government Income Trust

TRUSTEE AND OFFICER INFORMATION

Independent Trustees:                                                                                    Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                                       Position(s)  Term of Office                                       Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During Past  Overseen by
         Independent Trustee           Registrant    Time Served*                 5 Years                Trustee**
-------------------------------------  -----------  --------------  -----------------------------------  -----------
Michael Bozic (61)                     Trustee      Since April     Retired; Director or Trustee of the      129
c/o Mayer, Brown, Rowe & Maw                        1994            Morgan Stanley Funds and the TCW/DW
Counsel to the Independent Trustees                                 Term Trusts; formerly Vice Chairman
1675 Broadway                                                       of Kmart Corporation (December
New York, NY                                                        1998- October 2000), Chairman and
                                                                    Chief Executive Officer of Levitz
                                                                    Furniture Corporation (November
                                                                    1995-November 1998) and President
                                                                    and Chief Executive Officer of
                                                                    Hills Department Stores (May
                                                                    1991-July 1995); formerly variously
                                                                    Chairman, Chief Executive Officer,
                                                                    President and Chief Operating
                                                                    Officer (1987-1991) of the Sears
                                                                    Merchandise Group of Sears, Roebuck
                                                                    & Co.

Edwin J. Garn (69)                     Trustee      Since January   Director or Trustee of the Morgan        129
c/o Summit Ventures LLC                             1993            Stanley Funds and the TCW/DW Term
1 Utah Center                                                       Trusts; formerly United States
201 S. Main Street                                                  Senator (R-Utah) (1974-1992) and
Salt Lake City, UT                                                  Chairman, Senate Banking Committee
                                                                    (1980-1986); formerly Mayor of Salt
                                                                    Lake City, Utah (1971-1974);
                                                                    formerly Astronaut, Space Shuttle
                                                                    Discovery (April 12-19, 1985); Vice
                                                                    Chairman, Huntsman Corporation
                                                                    (chemical company); member of the
                                                                    Utah Regional Advisory Board of
                                                                    Pacific Corp.

Wayne E. Hedien (68)                   Trustee      Since           Retired; Director or Trustee of the      129
c/o Mayer, Brown, Rowe & Maw                        September 1997  Morgan Stanley Funds and the TCW/DW
Counsel to the Independent Trustees                                 Term Trusts; formerly associated
1675 Broadway                                                       with the Allstate Companies
New York, NY                                                        (1966-1994), most recently as
                                                                    Chairman of The Allstate
                                                                    Corporation (March 1993-December
                                                                    1994) and Chairman and Chief
                                                                    Executive Officer of its wholly-
                                                                    owned subsidiary, Allstate
                                                                    Insurance Company (July
                                                                    1989-December 1994).


      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Michael Bozic (61)                     Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw           Corporation.
Counsel to the Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)                     Director of Franklin Covey (time
c/o Summit Ventures LLC                management systems), BMW Bank of
1 Utah Center                          North America, Inc. (industrial
201 S. Main Street                     loan corporation), United Space
Salt Lake City, UT                     Alliance (joint venture between
                                       Lockheed Martin and the Boeing
                                       Company) and Nuskin Asia Pacific
                                       (multilevel marketing); member of
                                       the board of various civic and
                                       charitable organizations.

Wayne E. Hedien (68)                   Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw           (private mortgage insurance);
Counsel to the Independent Trustees    Trustee and Vice Chairman of The
1675 Broadway                          Field Museum of Natural History;
New York, NY                           director of various other business
                                       and charitable organizations.

Morgan Stanley Government Income Trust

TRUSTEE AND OFFICER INFORMATION continued

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                                       Position(s)  Term of Office                                       Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During Past  Overseen by
         Independent Trustee           Registrant    Time Served*                 5 Years                Trustee**
-------------------------------------  -----------  --------------  -----------------------------------  -----------
Dr. Manuel H. Johnson (53)             Trustee      Since July      Chairman of the Audit Committee and      129
c/o Johnson Smick International, Inc.               1991            Director or Trustee of the Morgan
1133 Connecticut Avenue, N.W.                                       Stanley Funds and the TCW/DW Term
Washington, D.C.                                                    Trusts; Senior Partner, Johnson
                                                                    Smick International, Inc., a
                                                                    consulting firm; Co-Chairman and a
                                                                    founder of the Group of Seven
                                                                    Council (G7C), an international
                                                                    economic commission; formerly Vice
                                                                    Chairman of the Board of Governors
                                                                    of the Federal Reserve System and
                                                                    Assistant Secretary of the U.S.
                                                                    Treasury.

Michael E. Nugent (66)                 Trustee      Since July      Chairman of the Insurance Committee      207
c/o Triumph Capital, L.P.                           1991            and Director or Trustee of the
237 Park Avenue                                                     Morgan Stanley Funds and the TCW/DW
New York, NY                                                        Term Trusts; director/trustee of
                                                                    various investment companies
                                                                    managed by Morgan Stanley
                                                                    Investment Management Inc. and
                                                                    Morgan Stanley Investments LP
                                                                    (since July 2001); General Partner,
                                                                    Triumph Capital, L.P., a private
                                                                    investment partnership; formerly
                                                                    Vice President, Bankers Trust
                                                                    Company and BT Capital Corporation
                                                                    (1984-1988).


      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Dr. Manuel H. Johnson (53)             Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.  construction); Chairman and Trustee
1133 Connecticut Avenue, N.W.          of the Financial Accounting
Washington, D.C.                       Foundation (oversight organization
                                       of the Financial Accounting
                                       Standards Board).

Michael E. Nugent (66)                 Director of various business
c/o Triumph Capital, L.P.              organizations.
237 Park Avenue
New York, NY

Morgan Stanley Government Income Trust

TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:
                                                                                                                    Number of
                                                                                                                    Portfolios
                                                                                                                    in Fund
                                     Position(s)       Term of Office                                               Complex
   Name, Age and Address of           Held with        and Length of                                                Overseen by
      Interested Trustee             Registrant         Time Served*   Principal Occupation(s) During Past 5 Years  Trustee**
------------------------------  ---------------------  --------------  -------------------------------------------  -----------
Charles A. Fiumefreddo (69)     Chairman and Trustee   Since July      Chairman and Director or Trustee of the          129
c/o Morgan Stanley Trust                               1991            Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,                                           Trusts; formerly Chairman, Chief Executive
Plaza Two,                                                             Officer and Director of the Investment
Jersey City, NJ                                                        Manager, the Distributor and Morgan Stanley
                                                                       Services, Executive Vice President and
                                                                       Director of Morgan Stanley DW, Chairman and
                                                                       Director of the Transfer Agent, and
                                                                       Director and/or officer of various Morgan
                                                                       Stanley subsidiaries (until June 1998) and
                                                                       Chief Executive Officer of the Morgan
                                                                       Stanley Fund and the TCW/DW Trusts (until
                                                                       September 2002).

James F. Higgins (54)           Trustee                Since June      Senior Advisor of Morgan Stanley (since          129
c/o Morgan Stanley Trust                               2000            August 2000); Director of the Distributor
Harborside Financial Center,                                           and Dean Witter Realty Inc.; Director or
Plaza Two,                                                             Trustee of the Morgan Stanley Funds and the
Jersey City, NJ                                                        TCW/DW Term Trusts (since June 2000);
                                                                       previously President and Chief Operating
                                                                       Officer of the Private Client Group of
                                                                       Morgan Stanley (May 1999-August 2000),
                                                                       President and Chief Operating Officer of
                                                                       Individual Securities of Morgan Stanley
                                                                       (February 1997-May 1999).

Philip J. Purcell (59)          Trustee                Since April     Director or Trustee of the Morgan Stanley        129
1585 Broadway                                          1994            Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                           of the Board of Directors and Chief
                                                                       Executive Officer of Morgan Stanley and
                                                                       Morgan Stanley DW; Director of the
                                                                       Distributor; Chairman of the Board of
                                                                       Directors and Chief Executive Officer of
                                                                       Novus Credit Services Inc.; Director and/or
                                                                       officer of various Morgan Stanley
                                                                       subsidiaries.


   Name, Age and Address of       Other Directorships Held by
      Interested Trustee                    Trustee
------------------------------  --------------------------------
Charles A. Fiumefreddo (69)     None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)           None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)          Director of American Airlines,
1585 Broadway                   Inc. and its parent company, AMR
New York, NY                    Corporation.

---------------------

 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Government Income Trust

TRUSTEE AND OFFICER INFORMATION continued

Officers:
                                                      Term of
                                    Position(s)      Office and
    Name, Age and Address of         Held with       Length of
       Executive Officer            Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
--------------------------------  ---------------  --------------  ------------------------------------------------------------
Mitchell M. Merin (49)            President and    President       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas       Chief Executive  since May 1999  Investment Management (since December 1998); President,
New York, NY                      Officer          and Chief       Director (since April 1997) and Chief Executive Officer
                                                   Executive       (since June 1998) of the Investment Manager and Morgan
                                                   Officer since   Stanley Services; Chairman, Chief Executive Officer and
                                                   September 2002  Director of the Distributor (since June 1998); Chairman
                                                                   (since June 1998) and Director (since January 1998) of the
                                                                   Transfer Agent; Director of various Morgan Stanley
                                                                   subsidiaries; President (since May 1999) and Chief Executive
                                                                   Officer (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trusts; Trustee of various Van Kampen
                                                                   investment companies (since December 1999); previously Chief
                                                                   Strategic Officer of the Investment Manager and Morgan
                                                                   Stanley Services and Executive Vice President of the
                                                                   Distributor (April 1997-June 1998), Vice President of the
                                                                   Morgan Stanley Funds (May 1997-April 1999), and Executive
                                                                   Vice President of Morgan Stanley.

Barry Fink (47)                   Vice President,  Since February  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas       Secretary and    1997            (since December 2000) of Morgan Stanley Investment
New York, NY                      General Counsel                  Management; Managing Director (since December 2000), and
                                                                   Secretary and General Counsel (since February 1997) and
                                                                   Director (since July 1998) of the Investment Manager and
                                                                   Morgan Stanley Services; Assistant Secretary of Morgan
                                                                   Stanley DW; Vice President, Secretary and General Counsel of
                                                                   the Morgan Stanley Funds and TCW/DW Term Trusts (since
                                                                   February 1997); Vice President and Secretary of the
                                                                   Distributor; previously, Senior Vice President, Assistant
                                                                   Secretary and Assistant General Counsel of the Investment
                                                                   Manager and Morgan Stanley Services.

Thomas F. Caloia (56)             Treasurer        Since April     First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                           1989            Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                       Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)            Vice President   Since October   Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas                        1998            (since February 1999) of the Investment Manager and Morgan
New York, NY                                                       Stanley Services and Chief Executive Officer and Director of
                                                                   the Transfer Agent; previously Managing Director of the TCW
                                                                   Group Inc.

Joseph J. McAlinden (59)          Vice President   Since July      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                        1995            Investment Manager, Morgan Stanley Investment Management
New York, NY                                                       Inc. and Morgan Stanley Investments LP; Director of the
                                                                   Transfer Agent, Chief Investment Officer of the Van Kampen
                                                                   Funds.

Francis Smith (37)                Vice President   Since           Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust          and Chief        September 2002  Stanley Funds and the TCW/DW Term Trusts (since September
Harborside Financial Center       Financial                        2002). Executive Director of the Investment Manager and
Plaza Two,                        Officer                          Morgan Stanley Services (since December 2001). Formerly,
Jersey City, NJ                                                    Vice President of the Investment Manager and Morgan Stanley
                                                                   Services (August 2000-November 2001), Senior Manager at
                                                                   PricewaterhouseCoopers LLP (January 1998-August 2000) and
                                                                   Associate-Fund Administration at BlackRock Financial
                                                                   Management (July 1996-December 1997).

---------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

MORGAN STANLEY

MORGAN STANLEY
Government
Income Trust


Annual Report
September 30, 2002

38532RPT-8859J02-ANP-10/02